EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-K of Novus Robotics, Inc. for the period ending March 31,2017 I, Berardino Paolucci, Chief Executive Officer (Principal Executive Officer/Principal Financial Officer) of Novus Robotics, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report on Form 10-K for the period ending March 31, 2017, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Quarterly Report on Form 10-K for the period ending March 31, 2017, fairly presents, in all material respects, the financial condition and results of operations of Novus Robotics, Inc.

Date: May 19, 2017	By:	/s/ Berardino Paolucci
Berardino Paolucci President/Chief Executive Officer (Principal Executive Officer/Principal Financial Officer)